UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2005

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-5050	36-2257936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 450-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On September 12, 2005, Alberto-Culver Company (the “Company”) received notice in accordance with Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 (29 U.S.C. §1021(i)(2)(E)) that the Alberto-Culver 401(k) Savings Plan, Alberto-Culver Company Employees’ Profit Sharing Plan and the Sally Beauty 401(k) Savings Plan (collectively, the “Plans”) will be changing recordkeeping systems and, as a result of these changes, all participants will be unable, for the period set forth below, to direct or diversify existing investments in their individual accounts, including investments in common stock of the Company, request a loan from the Plans, request a distribution from the Plans, or change their elective deferral percentage. This period is referred to herein as a “blackout period”.

The blackout period for the Plans is expected to begin during the week of October 2, 2005 and end during the week of October 16, 2005. The last day on which participants in the Plans will be able to direct or diversify existing investments, request loans or distributions, or change their elective deferral percentage will be October 4, 2005. During the expected blackout period, a director or executive officer of the Company may obtain information as to whether the blackout period has begun or ended, and during the expected blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person can obtain the actual beginning and ending dates of the blackout period, in each case, by calling the Plan Administrator at 800-333-0008.

In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 101 of Securities and Exchange Commission Regulation BTR, during the blackout period, all directors and executive officers of the Company are prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring the common stock of the Company or any option or other derivative security granting the right to purchase or sell the common stock of the Company. This prohibition applies to all common stock and derivative securities acquired by the director or executive officer in connection with his or her employment.

If a security holder or other interested person has any questions concerning this information, they should contact the Plan Administrator by calling 800-333-0008 or mailing the questions to Alberto-Culver Company, 2525 Armitage Avenue, Melrose Park, Illinois, 60160.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ William J. Cernugel
William J. Cernugel
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

September 13, 2005